UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: July 16, 2007
                     (Date of earliest event reported)


                           Nyer Medical Group, Inc.
            (Exact Name of Registrant as Specified in its Charter)


                                  Florida
              (State or other jurisdiction of incorporation)

            000-20175                              01-0469607
           (Commission                             (IRS Employer
            File Number)                           Identification No.)


           1292 Hammond Street, Bangor, Maine           04401
          (Address of principal executive offices)     (Zip Code)

                                (207) 942-5273
                          Registrant's telephone number,
                              including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

 ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 8.01   Other Events.

Nyer Medical Group Inc. announced today that its 80% owned subsidiary, D.A.W., Inc. ("DAW") has added three pharmacies. Two of the pharmacies are start-ups operating in the Massachusetts communities of Brockton and Framingham. Each of the two pharmacies has entered into a contract to maintain a segregated inventory on behalf of a federally qualified health center for the purpose of providing pharmacy services consistent with the federal 340B prescription program. A third, long-operating pharmacy, has been acquired in Woburn, Massachusetts. The additions bring DAW to a total of 18 owned pharmacies. DAW also has contracts to manage two pharmacies owned by federally qualified health centers in addition to contracts with four other federally qualified health centers to provide pharmacy services to their patients.












































                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Nyer Medical Group, Inc.


 Date: July 16, 2007               By: /s/ Karen L. Wright
                                           ---------------
                                           Karen L. Wright
                                           Chief Executive Officer